UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 15, 2008

Lev Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 000-32947

DELAWARE	88-0211496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

675 Third Avenue, Suite 2200
New York, NY 10017
(Address and zip code of principal executive offices)

(212) 682-3096
(Registrant's telephone number, including area code

_____________________________________________________
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 15, 2008, Lev Pharmaceuticals, Inc. (the “Company”), ViroPharma Incorporated (“Buyer”) and HAE Acquisition Corp., a wholly owned subsidiary of Buyer (“Sub”), announced they had entered into an Agreement and Plan of Merger, dated as of July 15, 2008 (the “Merger Agreement”), and related transaction agreements, pursuant to which, among other things, Sub would merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Buyer. The Merger Agreement has been approved by the Board of Directors of the Company and Buyer. The merger is subject to customary closing conditions, including regulatory and Company stockholder approvals.

A copy of a press release issued by the Company announcing the merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About this Transaction

In connection with the proposed merger, Buyer will file with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of Buyer. The Company will mail the proxy statement/prospectus to its stockholders. The Company and Buyer urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information.

You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from the Company’s website (www.levpharma.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from Buyer’s website (www.viropharma.com) under the tab “Investors” and then under the item “SEC Filings.”

Proxy Solicitation

The Company, Buyer and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from the Company stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company’s executive officers and directors in its definitive proxy statement filed with the SEC on April 16, 2008. You can find information about Buyer’s executive officers and directors in its definitive proxy statement filed with the SEC on April 11, 2008. You can obtain free copies of these documents from the Company and Buyer using the contact information provided in the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lev Pharmaceuticals, Inc.

July 15, 2008	By:	/s/ Joshua D. Schein, Ph.D.
Name: Joshua D. Schein, Ph.D.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 15, 2008